Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Stuart J. Rosenthal, Principal Executive Officer of Factor Capital Management, LLC, the Managing Owner of FACTORSHARES 2X: OIL BULL/S&P500 BEAR (the “Fund”), hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Fund’s Quarterly Report on Form 10-Q for the three months ended September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.
Dated: November 9, 2011	/s/ Stuart J. Rosenthal
Stuart J. Rosenthal
Principal Executive Officer
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